Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes
INCOME TAXES:

	Year ended December 31
	2016	2017	2018
Current income tax expense:	(restated)	(restated)
Current year (i)	$48.3	$39.3	$44.4
Adjustments for prior years, including changes to net provisions related to tax uncertainties (ii)	(34.1)	(0.2)	(4.7)
	14.2	39.1	39.7
Deferred income tax expense (recovery):
Origination and reversal of temporary differences (i)	20.0	(5.6)	6.2
Changes in previously unrecognized tax losses and deductible temporary differences, including adjustments for prior years (iii)	(9.5)	(5.9)	(62.9)
	10.5	(11.5)	(56.7)
Income tax expense	$24.7	$27.6	$(17.0)

A reconciliation of income taxes calculated at the statutory income tax rate to the income tax expense at the effective tax rate is as follows:

	Year ended December 31
	2016	2017	2018
	(restated)	(restated)
Earnings before income taxes	$163.0	$133.1	$81.9
Income tax expense at Celestica’s statutory income tax rate of 26.5% (2017 and 2016 — 26.5%)	$43.2	$35.3	$21.7
Impact on income taxes from:
Manufacturing and processing deduction	(0.1)	(0.1)	(0.1)
Foreign income taxed at different rates	(0.1)	(7.6)	(9.1)
Foreign exchange	4.8	(6.8)	3.8
Other, including non-taxable/non-deductible items and changes to net provisions related to tax uncertainties (i)(ii)	(25.3)	3.4	11.3
Change in unrecognized tax losses and deductible temporary differences (iii)	2.2	3.4	(44.6)
Income tax expense	$24.7	$27.6	$(17.0)

(i)
These line items for 2016 and 2017 in the two tables above were negatively impacted by a deferred tax expense of $8.0 and $4.0, respectively, related to taxable temporary differences associated with the then-anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, of which $6.0 and $3.5 was realized as a current tax expense for withholding tax on dividends paid in 2017 and 2018, respectively.

(ii)
These line items for 2016 in the two tables above were favorably impacted by the reversal of provisions of $34 previously recorded for tax uncertainties related to the resolution of a transfer pricing matter for one of our Canadian subsidiaries (discussed below).

(iii)	These line items for 2018 in the two tables above include the recognition of an aggregate of $53.3 of deferred tax assets in our U.S. group of subsidiaries (discussed below).
Our effective income tax rate can vary significantly period-to-period for various reasons, including as a result of the mix and volume of business in various tax jurisdictions within the Americas, Europe and Asia, in jurisdictions with tax holidays and tax incentives, and in jurisdictions for which no net deferred income tax assets have been recognized because management believed it was not probable that future taxable profit would be available against which tax losses and deductible temporary differences could be utilized. Our effective income tax rate can also vary due to the impact of restructuring charges, foreign exchange fluctuations, operating losses, cash repatriations, and changes in our provisions related to tax uncertainties.
During 2018, we recorded a net income tax recovery of $17.0 which was favorably impacted by the recognition of $3.7 and $49.6 of previously unrecognized deferred tax assets in our U.S. group of subsidiaries (collectively, DTA Benefits) as a result of our Atrenne and Impakt acquisitions, respectively (which partially offset the net deferred tax liabilities of $56.6 that arose in connection with such acquisitions), as well as the reversal of $6.0 of previously accrued Mexican taxes (described below). These favorable impacts were offset, in part, by adverse taxable foreign exchange impacts resulting from the weakening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar (our functional currency). During the second quarter of 2018, we received a favorable conclusion to our application for a bi-lateral advance pricing arrangement (BAPA) between the United States and Mexican tax authorities and reversed $6.0 of Mexican income taxes previously accrued to reflect the approved BAPA terms.
During 2017, we recorded a net income tax expense of $27.6 which was favorably impacted by the recognition of a deferred income tax benefit of $4.3 (Solar Benefit) related to our solar assets (described below), as well as taxable foreign exchange benefits resulting from the strengthening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar, which were offset in part by $4.0 deferred tax expense related to taxable temporary differences associated with the then-anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, and a $2.0 deferred tax expense related to the U.S. Tax Reform (defined below). In connection with our exit from the solar panel manufacturing business, we withdrew one of our tax incentives in Thailand (which related solely to such operations) during the second quarter of 2017. The withdrawal of this incentive allowed us to apply tax losses arising from the disposition of our solar assets against other taxable profits in Thailand, resulting in the recognition of the Solar Benefit in 2017 and ultimately realized in 2018.

The United States Tax Cuts and Jobs Act (U.S. Tax Reform) was enacted on December 22, 2017 and became effective January 1, 2018. We believe that we recorded all significant one-time impacts resulting from enactment of the U.S. Tax Reform in the fourth quarter of 2017 (consisting of a non-cash increase to our deferred income tax expense of $2.0 to re-value our previously recognized net deferred tax assets), but will continue to assess additional impacts, if any, throughout 2019 as they become known due to changes in our interpretations and assumptions, as well as applicable changes in our business and additional regulatory guidance that may be issued. No significant amounts resulting from the U.S. Tax Reform were recorded during 2018.
During 2016, we recorded a net income tax expense of $24.7 which was favorably impacted by the reversal of provisions previously recorded for tax uncertainties related to the resolution of a transfer pricing matter for one of our Canadian subsidiaries. In connection therewith, we recorded aggregate income tax recoveries of $45 million Canadian dollars (approximately $34 at the exchange rates at the time of recording), as well as aggregate refund interest income of $14.3 (see below). Our net income tax expense for 2016 was negatively impacted by withholding taxes of $1.5 pertaining to the repatriation of $50.0 from a U.S. subsidiary, deferred tax expense of $8.0 related to taxable temporary differences associated with the then-anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, as well as taxable foreign exchange impacts of $7.3 resulting from the weakening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar. There was no tax impact recorded in 2016 associated with the $21.2 non-cash impairment charges (through restructuring), however, as discussed above, we recorded the Solar Benefit in 2017 which was then realized in 2018. See note 16(a).

Changes in deferred tax assets and liabilities for the periods indicated are as follows:

	Unrealized foreign exchange gains	Accounting provisions not currently deductible	Pensions and non-pension post-retirement benefits	Tax losses carried forward	Property, plant and equipment and intangibles	Other	Reclassification between deferred tax assets and deferred tax liabilities(i)	Total
Deferred tax assets*:
Balance — January 1, 2017	$—	$10.4	$—	$30.2	$—	$12.6	$(17.9)	$35.3
Credited (charged) to net earnings	—	(1.9)	—	4.5	—	(14.8)	—	(12.2)
Credited (charged) directly to equity	—	—	—	(1.7)	—	—	—	(1.7)
Effects of foreign exchange	—	0.3	—	1.6	—	—	—	1.9
Other	—	—	—	—	6.3	2.2	5.8	14.3
Balance — December 31, 2017	—	8.8	—	34.6	6.3	—	(12.1)	37.6
Credited (charged) to net earnings	—	2.1	—	36.8	—	17.1	—	56.0
Credited (charged) directly to equity	—	—	—	(9.8)	—	1.7	—	(8.1)
Effects of foreign exchange	—	(0.1)	—	(2.1)	—	0.1	—	(2.1)
Other	—	—	—	—	(6.3)	(4.1)	(36.3)	(46.7)
Balance — December 31, 2018	$—	$10.8	$—	$59.5	$—	$14.8	$(48.4)	$36.7
Deferred tax liabilities*:
Balance — January 1, 2017	$26.5	$—	$12.2	$—	$12.8	$0.1	$(16.2)	$35.4
Charged (credited) to net earnings	(2.9)	—	0.1	—	(18.7)	(2.8)	—	(24.3)
Charged (credited) directly to equity	—	—	(1.7)	—	—	2.5	—	0.8
Effects of foreign exchange	1.6	—	—	—	(0.4)	—	—	1.2
Other	—	—	—	—	6.3	4.3	4.1	14.7
Balance — December 31, 2017	25.2	—	10.6	—	—	4.1	(12.1)	27.8
Charged (credited) to net earnings	1.5	—	—	—	(2.3)	—	—	(0.8)
Charged (credited) directly to equity	—	—	(9.9)	—	—	—	—	(9.9)
Additions from business combinations	—	—	—	—	56.6	—	—	56.6
Effects of foreign exchange	(2.1)	—	0.1	—	0.5	—	—	(1.5)
Other	—	—	—	—	(6.3)	(4.1)	(36.3)	(46.7)
Balance — December 31, 2018	$24.6	$—	$0.8	$—	$48.5	$—	$(48.4)	$25.5

*	Certain of the 2017 figures have been restated to reflect the adoption of IFRS15.

(i)
This reclassification reflects the offsetting of deferred tax assets and deferred tax liabilities to the extent they relate to the same taxing authorities and there is a legally enforceable right to such offset.

The amount of deductible temporary differences and unused tax losses for which no deferred tax assets have been recognized at December 31, 2018 is $1,780.4 (December 31, 2017 — $1,977.7). We have not recognized deferred tax assets in respect of these items because, based on management’s estimates, it is not probable that future taxable profit will be available against which we can utilize the benefits. A portion of these tax losses expires between 2019 and 2038 and a portion can be carried forward indefinitely to offset taxable profits. The deductible temporary differences do not expire under current tax legislation.
The aggregate amount of temporary differences associated with investments in subsidiaries for which we have not recognized deferred tax liabilities is $5.8 (December 31, 2017 — nil).
During 2018, we recorded deferred tax assets of $5.0 with respect to losses incurred in our U.S. subsidiaries during such year. We recognize deferred tax assets based on our estimate of the future taxable profit we expect our U.S. group of subsidiaries to achieve based on our review of financial projections. We did not record any deferred tax assets related to losses incurred in 2017 for any of our subsidiaries.
Certain countries in which we do business grant tax incentives to attract or retain our business. Our tax expense could increase significantly if certain tax incentives from which we benefit are retracted. A retraction could occur if we fail to satisfy the conditions on which these tax incentives are based, or if they are not renewed or replaced upon expiration. Our tax expense could also increase if tax rates applicable to us in such jurisdictions are otherwise increased, or due to changes in legislation or administrative practices. Changes in our outlook in any particular country could impact our ability to meet the required conditions.
Our tax incentives currently consist of tax holidays for the profits of our Thailand and Laos subsidiaries, as well as tax incentives for dividend withholding taxes for these subsidiaries. These tax incentives are subject to certain conditions with which we intend to comply, and expire between 2019 and 2027. The aggregate tax benefit arising from all of our tax incentives was approximately $4.7 or $0.03 per diluted share for 2018, $7.6 or $0.05 per diluted share for 2017, and $7.3 or $0.05 per diluted share for 2016.
We have multiple income tax incentives in Thailand with varying exemption periods. These incentives initially allow for a 100% income tax exemption (including distribution taxes), which after eight years transition to a 50% income tax exemption for the next five years (excluding distribution taxes). Upon full expiry of each of the incentives, taxable profits associated with such expired tax incentives become fully taxable. As a result of our exit from the solar panel manufacturing business, we withdrew our tax incentive related to our solar panel manufacturing operations in Thailand during the second quarter of 2017 (see above). One of our remaining three Thailand tax incentives expires in 2019, another expires in 2020, and the third incentive will transition to the 50% exemption in 2022, and expire in 2027.
We were granted tax incentives for our Malaysian subsidiaries from 2010 to 2014, however, we did not benefit from any Malaysian tax incentives thereafter. While negotiations for Malaysian incentives are ongoing, we currently expect to be granted new pioneer incentives for only limited portions of our Malaysian business. As a result, we recorded Malaysian income taxes at full statutory tax rates commencing in 2015. As we continue to negotiate tax incentives with Malaysian authorities, including the activities covered, exemption levels, incentive conditions or commitments, and the effective commencement date of the incentive, we are currently unable to quantify the benefits or applicable periods of any such incentives, and there can be no assurance that any such incentives will be granted.
We recorded aggregate current income tax recoveries in the second half of 2016 of $45 million Canadian dollars (approximately $34 at the exchange rates at the time of recording) to reverse previously recorded provisions for tax uncertainties related to transfer pricing, as well as aggregate refund interest income of $19 million Canadian dollars (approximately $14 at the exchange rates at the time of recording) for cash held on account with Canadian tax authorities in connection with the resolution of certain transfer pricing matters (related to 2001 through 2004) and disputed benefits associated with favorable adjustments. In addition, in 2016, the Canadian tax authorities issued revised reassessments pertaining to the re-characterization of certain interest amounts deducted by one of our Canadian entities in 2002 through 2004. As the net impact of the revised reassessments was nominal, we accepted them and the matter was closed in 2016. As a result of the resolution of the foregoing matters, we received $70 million Canadian dollars (approximately $52 at settlement date exchange rates) during the fourth quarter of 2016, representing the refund of cash previously deposited on account with the Canadian tax authorities and related refund interest income. We also received $6 million Canadian dollars (approximately $4 at settlement date exchange rates) in January 2017. The aggregate amount of cash refunds received represented the return of all deposits and related refund interest income with respect to the Canadian tax matters.
See note 24 regarding a Brazilian sales tax contingency.